[WELLS FARGO ADVANTAGE FUNDS LOGO]

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WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET FUND

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST

of

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, CA 94105

Dear Shareholder:

You recently requested a paper copy of the proxy material for the upcoming Wells Fargo Funds Trust Special Meeting of Shareholders. This Meeting is scheduled to take place on November 9, 2009 at 3:00 p.m. Pacific time, at 525 Market Street, 12th Floor, San Francisco, California 94105.

Once you have reviewed the enclosed material we encourage you to vote by utilizing any of the following convenient methods:

1. Internet:	Log on to www.proxyonline.com. You will need the control number found on the enclosed proxy card at the time you execute your vote.
2. Touchtone Phone:	Simply dial toll-free 1-866-828-6931 and follow the automated instructions. Please have the enclosed proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete proxy card and return it in the postage paid envelope provided.

Please read the proxy materials carefully and vote your shares. If you should have any questions, please call our proxy solicitor, The Altman Group, Inc., at (866) 828-6931 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Thank you in advance for your participation and for your investment.

Sincerely,

C. David Messman

Secretary

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Please Vote Today.

1

To: tnader@altmangroup.com

Cc:

Re: Wells Fargo Funds Trust Shareholder Meeting

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[WELLS FARGO ADVANTAGE FUNDS LOGO]

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET FUND

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST

of

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, CA 94105

Dear Shareholder:

You recently requested an electronic copy of the proxy material for the upcoming Wells Fargo Funds Trust Special Meeting of Shareholders. This Meeting is scheduled to take place on November 9, 2009 at 3:00 p.m. Pacific time, at 525 Market Street, 12th Floor, San Francisco, California 94105.

The link below will direct you to the proxy statement.

Click here for the Wells Fargo Funds Trust proxy statement.

Once you have reviewed the proxy statement, we encourage you to vote by logging on to:

www.proxyonline.com

You will need the following control number to login.

123456789012

Please read the proxy materials carefully and vote your shares. If you should have any questions, please call our proxy solicitor, The Altman Group, Inc., at (866) 828-6931 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Thank you in advance for your participation and for your investment.

Sincerely,

C. David Messman

Secretary

____________________________________________________________________________________________________________________________________________

Please Vote Today.

2